UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 27, 2016

WESTWOOD HOLDINGS GROUP, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-31234	75-2969997
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
200 Crescent Court, Suite 1200
Dallas, Texas 75201
(Address of principal executive offices, including zip code)
(214) 756-6900
(Registrant’s telephone number, including area code)
Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
As previously announced and as further described under Item 5.07, on April 27, 2016, Westwood Holdings Group, Inc. (the “Company”) held its annual meeting of stockholders in Dallas, Texas (the “Annual Meeting”). The Company’s stockholders approved the material terms of the Third Amended and Restated Westwood Holdings Group, Inc. Stock Incentive Plan, as amended from time to time, (the “Incentive Plan”) for purposes of complying with the requirements of Section 162(m) of the Internal Revenue Code of 1986, as amended.
The Incentive Plan was filed with the Registration Statement on Form S-8 filed with the Securities and Exchange Commission (the “SEC”) on July 1, 2009. Amendment to the Incentive Plan was filed with the Quarterly Report on Form 10-Q filed with the SEC on October 21, 2010. Amendment 2011-1 to the Incentive Plan was filed with the Registration Statement on Form S-8 filed with the SEC on July 21, 2011. Second Amendment to the Incentive Plan was filed with the Registration Statement on Form S-8 filed with the SEC on April 18, 2013. The Third Amendment to the Incentive Plan was filed with the Registration Statement on Form S-8 filed with the SEC on April 29, 2015. The Fourth Amendment to the Incentive Plan was filed with the Current Report on Form 8-K filed with the SEC on March 14, 2016.

Item 5.07	Submission of Matters to a Vote of Security Holders.
At the Annual Meeting, the following Proposals 1, 2, and 3 were approved by the Company’s stockholders. No other business was brought before the Annual Meeting. The Proposals are described in detail in the Company’s definitive proxy statement filed with the SEC on March 14, 2016. The voting results for the Annual Meeting are set forth below.

(a)
Proposal 1. The stockholders elected the directors listed below to hold office until the next annual meeting and until their respective successors shall have been duly elected and qualified. The voting results for this Proposal 1 were as follows:

Nominee	For	Withheld	Broker Non-Vote
Brian O. Casey	6,735,367	45,724	1,124,299
Richard M. Frank	6,737,727	43,364	1,124,299
Susan M. Byrne	5,117,118	1,663,973	1,124,299
Ellen H. Masterson	6,718,817	62,274	1,124,299
Robert D. McTeer	6,727,019	54,072	1,124,299
Geoffrey R. Norman	6,742,894	38,197	1,124,299
Martin J. Weiland	6,743,982	37,109	1,124,299
Raymond E. Wooldridge	6,740,914	40,177	1,124,299

(b)	Proposal 2 . The stockholders ratified Deloitte & Touche LLP as the Company’s independent auditors for the year ending December 31, 2016. The voting results for this Proposal 2 were as follows:

For	Against	Abstain
7,646,802	193,732	64,856

(c)
Proposal 3. The stockholders approved the material terms of the Third Amended and Restated Westwood Holdings Group, Inc. Stock Incentive Plan, as amended from time to time, for purposes of complying with the requirements of Section 162(m) of the Internal Revenue Code of 1986, as amended. The voting results for this Proposal 3 were as follows:

For	Against	Abstain	Broker Non-Vote
6,562,437	180,794	37,859	1,124,300

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTWOOD HOLDINGS GROUP, INC.

Date: April 27, 2016	/s/ Brian O. Casey
Brian O. Casey,
President & Chief Executive Officer